Exhibit 10.1

INDEPENDENT AUDITORS’ CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-52722 and No. 33-92818 of Tomkins plc on Form S-8 of our report dated October 25, 2002 (except with respect to the restatement discussed in Note 27 for which the date is November 6, 2002), relating to the consolidated financial statements of Tomkins plc, appearing in the Annual Report on Form 20-F/A of Tomkins plc and its subsidiaries for the year ended April 30, 2002.

/s/ Deloitte & Touche
Deloitte & Touche
Chartered Accountants and Registered Auditors
London, England

Date: November 6, 2002